                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date earliest event reported): May 15, 2001


                         WFS Receivables Corporation 2
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                      333-56168               88-0466468
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89146
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-56168

ITEM 5. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2001-B Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 1.1 is the Underwriting Agreement and as Exhibit 25.1 the Statement of Eligibility of Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WFS RECEIVABLES CORPORATION 2


Date: May 15, 2001                      /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President

                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
-----------                   -----------                                ----

    1.1                Underwriting Agreement, dated May 9, 2001

   25.1                Statement of Eligibility & Trustee